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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 10, 1997
                                                         ----------------


                          WESTERN COUNTRY CLUBS, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

            000-24058                               84-1131343
     (Commission File Number)         (I.R.S. Employer Identification No.)


           1601 N.W. EXPRESSWAY
          OKLAHOMA CITY, OKLAHOMA                     73118
  (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code: 405-848-0996







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ITEM 5.  OTHER EVENTS

         See Exhibit 99.0 regarding a verdict issued by a Kansas court against a partnership owned 80% by a registrant subsidiary. This verdict has been stayed until a motion for new trial is heard by the court, presently scheduled to take place on October 31, 1997.

ITEM 7.  EXHIBITS

         (a)   The following exhibit is filed with this report:

               99.0 Press release issued by the registrant regarding the verdict.













                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                     Western Country Clubs, Inc.

                                     /s/ Ted W. Strickland
                                     ---------------------------------
Date:   October 17, 1997             Ted W. Strickland, Chief Financial Officer






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                                 EXHIBIT INDEX

                                                      SEQUENTIALLY
EXHIBIT NO.            EXHIBIT NAME                   NUMBERED PAGE
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
  5.0                 Press Release                        4